SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K





                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 13, 2003



                                   INYX, INC.

             (Exact name of registrant as specified in its charter)



Nevada                              333-83152                75-2870720
------                              ---------                ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)



             801 Brickell Avenue, Ninth Floor, Miami, Florida 33131
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (305) 789-6649

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1     Press Release of Inyx, Inc. dated November 13, 2003.

Item 9.   Regulation FD Disclosure.

         Information required by Item 12 is being provided under this Item 9 pursuant to the Securities and Exchange Commission's (the "SEC") interim filing guidance set forth in Release Nos. 33-8216 and 34-47583.

         On November 13, 2003, Inyx, Inc. (the "Company") issued a press release announcing its financial results for its third fiscal 2003 quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed," with the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 12. Results of Operations and Financial Operations.

         See Item 9 above.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INYX, INC.



                                                     By: /s/ Jack Kachkar
                                                        ------------------------
                                                        Jack Kachkar, Chairman

Dated:   November 13, 2003